Exhibit 10.1

GEVITY HR, INC.

EMPLOYEE NONQUALIFIED STOCK OPTION AWARD

Date:

Dear                                              :

Pursuant to the Terms and Conditions attached hereto and under the provisions of the Company’s 2005 Equity Incentive Plan, you have been granted a Nonqualified Stock Option (the “Option”) to purchase a number of shares of common stock (the “Option Shares”) as outlined below.

Granted To: ___________________________	Address: ____________________________

____________________________________

Grant Date: ___________________

Number of Option Shares:                                                  (subject to adjustment)

Exercise Price Per Share:                                                    (subject to adjustment)

Latest Expiration Date:

The Option Shares shall become vested in accordance with the following Vesting Schedule. All or a portion of the Option Shares may become vested on an earlier date as provided in the attached Terms and Conditions. The Option ceases to vest upon any Termination of Employment.

Vesting Schedule:

Option Period: The vested portion of the Option may be exercised on or before the last day of employment and for up to 90 days following Termination of Employment unless termination is for Cause or due to death or Disability, but no later than the above Expiration Date. If Termination of Employment is due to death or Disability, the vested portion of the Option may be exercised for up to 12 months after you cease to be an employee of the Company or any Subsidiary, but no later than the above Expiration Date. If Termination of Employment is due to Cause, the Option will expire immediately. See the attached Terms and Conditions for other limitations that may apply to exercising the Option.

By my signature below, I hereby acknowledge receipt of the Option which has been issued to me under the provisions, and subject to the conditions, of the 2005 Equity Incentive Plan. I further acknowledge receipt of a copy of the 2005 Equity Incentive Plan and agree to all of the terms and conditions of the Option and the 2005 Equity Incentive Plan.

Signature:	Date:

Keep a copy of these materials for your records. Please sign the extra copy of this award letter and return it to the Company Controller.

Note: If there are any discrepancies in the name or address shown above,

please make the appropriate corrections on this form.

TERMS AND CONDITIONS

TO THE

NONQUALIFIED STOCK OPTION AWARD

PURSUANT TO GEVITY HR, INC.

2005 EQUITY INCENTIVE PLAN

1.           Exercise of Option. Subject to the provisions of the Plan and the Award which is made pursuant to the Gevity HR, Inc. 2005 Equity Incentive Plan and subject also to these Terms and Conditions, which are incorporated in and made a part of the attached Award:

(a)           the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1;

(b)          payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the “Purchase Price”) as provided in Section 2; and

(c)	payment of any tax withholding liability pursuant to Section 4 below.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased.

2.           Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made

(a)	in cash or certified check;

(b)    by delivery to the Company of a number of shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option’s exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price;

(c)         to the extent permitted by Section 402 of the Sarbanes-Oxley Act of 2002, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised; or

(d)	or any combination of the foregoing.

3.           Vested Option Shares. The Option Shares shall become vested in the manner provided in the Vesting Schedule attached hereto. In the event of a Change in Control, including a Change in Control approved by the Board of Directors, the Committee, acting with the consent of the Board of Directors, may accelerate the vesting of the Option Shares in whole or in part.

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4.           Withholding. The Optionee must satisfy any federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash, (ii) by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a “Withholding Election”), to have the actual number of shares of Stock issuable upon exercise reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the Stock as of the date the Option is exercised, is sufficient to satisfy the amount of the withholding tax; or (iii) by any combination of the above. The Optionee may make a Withholding Election only if the following conditions are met:

(a)    the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Withholding Election; and

(b)         any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election.

5.           Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

6.           Restriction on Transfer of Option and of Option Shares. Except as otherwise expressly permitted by the Committee in writing, the Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

7.           Termination for Cause. In the event the Optionee’s service as an employee of the Company is terminated for Cause, the Option shall terminate and the Optionee shall thereby not be entitled to exercise the Option to acquire the Option Shares. “Cause” for purposes of this Award shall mean (a) the conviction of the Optionee of a felony under criminal laws or of a misdemeanor under criminal laws involving fraud, embezzlement or theft; or (b) the determination of the Board of Directors of the Company that the Optionee has become unable as a result of alcohol or illegal drug use to carry out the responsibilities of his employment.

8.	Changes in Capitalization.

(a)           Except as provided in Subsection (b) below, if the number of shares of Stock shall be increased or decreased by reason of a subdivision or combination of shares of Stock, the payment of an ordinary stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

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(b)          In the event of a merger, consolidation, reorganization, extraordinary dividend or other change in the corporate structure of the Company, including a Change in Control, or tender offer for shares of Stock, the Company shall provide for an appropriate adjustment to the Option or provide for the substitution of a new option which adjustment or substitution shall be consistent with the event requiring the adjustment or substitution; provided, however, in the event the Company will not be the surviving entity as a result of the event and the surviving entity does not agree to the adjustment or substitution, the Committee may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the Change in Control.

(c)           The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

9.           Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933, or any applicable state securities law with respect to shares of Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

10.        Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

11.        Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Florida; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.

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12.        Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

13.        Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

14.        Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

15.        Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

16.        Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

17.        Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

18.        Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

19.        No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued service as an employee of the Company.

20.        Definition of Change in Control. For purposes of this Award, the term “Change in Control” shall have the meaning ascribed to it under the Plan but without regard to the condition that any event constituting a Change in Control occur without the prior express approval of the Board of Directors.

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EXHIBIT 1

NOTICE OF EXERCISE OF

STOCK OPTION TO PURCHASE

COMMON STOCK OF

GEVITY HR, INC.

Name
Address

Date

Gevity HR, Inc.

600 301 Boulevard West

Bradenton, Florida 34205

Attn: Corporate Secretary

Re:	Exercise of Nonqualified Stock Option

Corporate Secretary:

Subject to acceptance hereof by Gevity HR, Inc. (the “Company”) pursuant to the provisions of the Gevity HR, Inc. 2005 Equity Incentive Plan (the “Plan”) I hereby give notice of my election to exercise options granted to me to purchase ___________ shares of common stock $.01 par value (“Common Stock”), of the Company under the Nonqualified Stock Option award (the “Award”) dated as of _________. The purchase shall take place as of ________, 200__ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified check for $_________ for the full purchase price payable to the order of Gevity HR, Inc.

☐

by delivery of cash or a certified check for $________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

☐

by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of the purchase price by _____________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal

Exhibit 1 - Page 1

Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

Exhibit 1 - Page 2

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

Very truly yours,

AGREED TO AND ACCEPTED:

GEVITY HR, INC.

By:

Title:

Number of Shares Exercised:

Number of Shares Remaining:	Date:

Exhibit 1 - Page 3

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

GEVITY HR, INC. 2005 EQUITY INCENTIVE PLAN

TO:	Gevity HR, Inc.
Attn: Corporate Secretary

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.

(3)

The Option pursuant to which this election relates was issued under the Gevity HR, Inc. 2005 Equity Incentive Plan in the name of _____________________ for the purchase of a total of __________ shares of Common Stock. This election relates to _____________ shares of Common Stock issuable upon exercise of the Option (the “Stock”), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to Stock, I hereby elect:

☐

to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares to be withheld or tendered, as the case may be, shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

Exhibit 2 - Page 1

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)

The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election shall have the meanings given to them in the Plan.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:	____________________

___________________________________
Signature

___________________________________
Name (printed)

___________________________________
Street Address

___________________________________
City, State, Zip Code

Exhibit 2 - Page 2